EXHIBIT 10.53

Amendment to the Farmer Bros. Co. Retirement Plan
WHEREAS, the Board of Directors of Farmer Bros. Co. and the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans have approved and authorized an amendment to the Farmer Bros. Co. Retirement Plan (the “Plan”) to provide for the spin-off of certain benefits to the Brewmatic Company, A Division of Farmer Bros. Co. Pension Plan (Brewmatic Pension Plan), and the termination of the Plan following such spin-off.
NOW, THEREFORE, the undersigned officer of Farmer Bros. Co. hereby executes this amendment effective as of December 1, 2018, which modifies the Plan in the following respects:

1.	A new Article XIII is added to the Plan to read as follows:
“ARTICLE XIII
PLAN SPIN-OFF AND TERMINATION
SECTION 13.01 – SPIN-OFF OF CERTAIN PARTICIPANTS
Effective as of December 1, 2018 (the “Termination Date”), the Accrued Benefits of all Participants, Beneficiaries or alternate payees other than the individuals set forth on Exhibit A (such Participants, the “Spin-Off Participants”) and all liabilities associated with the Accrued Benefits of such Spin-Off Participants will be transferred to the Brewmatic Company, A Division of Farmer Bros. Co. Pension Plan (Brewmatic Pension Plan).
SECTION 13.02 – TERMINATION OF THE PLAN
Effective as of December 1, 2018, immediately following the spin-off described in Section 13.01 above, the Plan will terminate.
SECTION 13.03 – DISTRIBUTIONS TO REMAINING PARTICIPANTS
Effective as of the Termination Date, the individuals listed on Exhibit A (such Participants, the “Remaining Participants”) will become fully vested in their Accrued Benefits under the Plan and will be subject to the following terms; provided, if prior to the Termination Date any individual listed on Exhibit A dies or becomes subject to a domestic relations order that impacts the individual’s benefit under the Plan, such individual will cease to be a Remaining Participant and will become a Spin-Off Participant effective as of the Termination Date:

(a)
If the value of a Remaining Participant’s Accrued Benefit does not exceed $5,000 as of the Termination Date, a lump sum payment equal to the value of such Remaining Participant’s Accrued Benefit shall be paid to the Remaining Participant as of December 1, 2018, subject to such Remaining Participant’s completion of all necessary paperwork in connection with such payment; provided that, if any such Remaining Participant (1) does not complete the necessary paperwork in connection with the payment of such

Remaining Participant’s Accrued Benefit timely in accordance with procedures established by the Plan Administrator pursuant to the authority established in (b) below, or (2) elects a lump sum but does not cash the lump sum check within 90 days of the day the check is issued, then such Remaining Participant’s Accrued Benefit shall be sent to the Pension Benefit Guaranty Corporation’s Missing Participants Program.

(b)
If the value of a Remaining Participant’s Accrued Benefit exceeds $5,000, such Remaining Participant may elect to commence payment of such Remaining Participant’s entire Accrued Benefit under the Plan in the form of (1) a lump sum, (2) any of the optional forms of retirement benefit set forth in Section 6.03 of the Plan, or (3) if such Remaining Participant has a spouse, a Qualified Joint and Survivor Annuity; provided that, if any such Remaining Participant elects a lump sum but does not cash the lump sum check within 90 days of the date the check is issued, then such Remaining Participant’s Accrued Benefit shall be sent to the Pension Benefit Guaranty Corporation’s Missing Participants Program. The Plan Administrator will establish procedures governing the election of benefits under Section 13.03(a) and this Section 13.03(b), including procedures for revoking any such elections. Such procedures will comply with applicable Treasury Regulations.

(c)
Any lump sum payable pursuant to Sections 13.03(a) or (b) shall be equal to the Present Value of a Remaining Participant’s Accrued Benefit calculated using the Applicable Interest Rate and the Applicable Mortality Table; provided that in no event will a Remaining Participant’s lump sum be less than the balance of such Remaining Participant’s Required Contribution Account and:

(i)
For any Remaining Participant who is eligible to receive an early retirement benefit, such Remaining Participant’s lump sum will be equal to the greater of (1) the amount described above in Section 13.03(c) and (2) the Present Value of a single life annuity with a 5-year certain period; and

(ii)
For any Remaining Participant who is over age 65, such Remaining Participant’s lump sum will be equal to such Remaining Participant’s late retirement benefit, as determined in accordance with Section 4.06 of the Plan.

(d)
Any optional form of retirement benefit paid pursuant to Section 13.03(b)(2) and any Qualified Joint and Survivor Annuity paid pursuant to Section 13.03(b)(3) will be determined using the same rules that are generally applicable to such forms of payment under the Plan; provided that:

(i)
For any Remaining Participant who is at least age 55 but who has not reached age 65 as of the Termination Date, the value of a single life annuity with a 5-year certain period will be equal to such Remaining Participant’s Accrued Benefit on the Termination Date, reduced by 1/3 of 1% for each full calendar month by which the Termination Date precedes such Remaining Participant’s Normal Retirement Date; and

(ii)
For any Remaining Participant who has not reached age 55 as of the Termination Date, the value of a single life annuity with a 5-year certain period will be equal to such Remaining Participant’s Accrued Benefit on the Termination Date, reduced (1) by 40%, plus (2) further reduced for the period of time between the Termination Date and such Remaining Participant’s 55th birthday, using the Applicable Interest Rate and Applicable Mortality Table.”

2.
Section 5.01(b) of the Plan is deleted in its entirety, and all references thereto in the Plan are removed. Section 5.01(c) of the Plan, and all references thereto in the Plan, are redesignated, accordingly.

3.	Section 6.04(b) of the Plan is deleted in its entirety.

4.	The second paragraph of Section 6.04(c)(2) of the Plan is deleted in its entirety.

5.	The first sentence of Section 6.04(c)(3) of the Plan is revised to read as follows:
“If the Present Value of the Participant’s Vested Accrued Benefit exceeds $5,000, any benefit that is (i) immediately distributable and (ii) payable in a form other than a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, requires the consent of the Participant and the Participant’s spouse (or where either the Participant or the spouse has died, the survivor).”

6.	Section 6.05(c) of the Plan is deleted in its entirety.

7.	A new Section 6.06(f) is added to the Plan to read as follows:
“(f)    Notwithstanding the foregoing, Sections 6.06(a) – (e) will not apply to any benefits distributed with an Annuity Starting Date that occurs on or after May 30, 2019.”

8.	The following sentence is added at the end of Section 10.02:
“Notwithstanding the foregoing, the second and third paragraphs of Section 10.02 will not apply to any benefits distributed as of a date after December 1, 2018.”

9.	The following sentence is added at the end of Section 10.11:

“Notwithstanding the foregoing, this Section 10.11 will not apply to any benefits distributed as of a date after December 1, 2018.”

10.	Exhibit A, which follows this signature page, is hereby attached to the Plan.
THEREFORE, this Amendment is hereby executed effective as of December 1, 2018.

FARMER BROS. CO.
By:	/s/ David G. Robson
Title:	Treasurer and Chief Financial Officer
Dated as of December 1, 2018

EXHIBIT A

ACEVEDO, GUADALUPE	COX, JASON	HANSSEN, RICK	MARBACH, RUSSELL	ROE, ACE
ADAMS, JEFFERY	CRAVENS, KJELL	HARVEY, DAVID	MARKS, PAUL	ROGERS, JEFFREY
AGUIRRE, ADRIAN	CRAWFORD, JOHN	HEATH, BRENT	MAZZI, REIKO	ROSALES, JOSE
AGUM, CHRISTOPHER	CROW, CHRISTOPHER	HELSING, TERRY	MCKINNIS, BRANDY	ROSS, DANA
ALBERTSON, ROBBIE	CRUMP, TIMOTHY	HERNANDEZ, HECTOR	MCKINNON, ROBERT	RUIZ, JOSE
ALLANSON, RICHARD	CUBBERLEY, CARRIE	HEYDENREICH, ALAN	MEIDINGER, JASON	SACKETT, JOHN
ARNETT, MICHAEL	DARDIS, MITCHELL	HIXON MALCZYK, NIKITA	MENA, JUAN	SANCHEZ, ANDRES
ATWOOD, STEPHEN	DAVIS, ROBERT	HO, HOA	MENDOZA, CHRISTINE	SAPP, MICHAEL
BARKHURST, JOHN	DE LA PENA, STEVEN	HOOS, DAVID	MERTES, COREY	SAWANT, YATIN
BARNES, CELESA	DEGRANDE, BRANDY	HOOVER, CORY	MIKESKA, PAUL	SCHEWE, KATHLEEN
BARRANCO, KEVIN	DEUTSCH, MICHAEL	HORNE, BRADLEY	MILNES, JOHN	SCOTT, DONALD
BARRANCO, BRIAN	DOUGHERTY, LORI	HOWARD, BRIAN	MIX, JUSTICE	SEKULOSKI, LOUIE
BATEMAN, PARKER	DOWNS, DAVID	HOWARD, ERNEST	MONTOYA, JOSHUA	SHAW, LOUIS
BELL, JEFFREY	EDWARDS, GARY	HUBER, CRAIG	MORENO, VICTOR	SHAW, JUDD
BERGERON, DAVID	ERHARD, DWIGHT	IVANCIK, PAUL	MORGANELLI, NICHOLAS	SIANO, JERRY
BICKFORD, SEAN	ESSINGER, RAYMOND	JEFFERS, MICHAEL	MORKRID, BERNARD	SIMONTON, MICHAEL
BJONSKAAS, NICOLAS	ESSLEY III, THOMAS	JOHNSON, KAREN	MORRISON, ALVIN	SNYDER, RICKY
BLAIR, TYLER	FITZSIMMONS, DENNIS	JOLLY, JASON	MORTON, DAVID	SOURLOS, NICHOLAS
BOEHME, BENJAMIN J	FLORES III, EVARISTO	JONES, JEFFREY	MUNRO, JEANINE	SPRAGUE, ALAN
BOGS, DAVID	FORD, JAY	JOSTMEYER, DESTRY	NEILSON, CHARLES	STEELE, CRAIG
BOYCE, JOSEPH	FOWLER, GEORGE	KAELIN, MARK	NIRCHI, PATRICK	STEPHENS, GARY
BOYCE, GAIL	FRANCIA, MANUEL	KELLY, DENNIS	OLMSCHEID, NEIL	STEPHENS, KARMELLIA
BRADLEY, JOSEPH	FRASER, JAMES	KINDELL, MORRIS	OPOKA, SCOTT	STEVENS, CHRISTOPHER
BREDESON, MICHAEL	FRIEND, DUANE	KING, RONALD	ORMSBEE, KEVIN	STOBER, DEREK
BRITTAIN, TONY	FRISBY, JAMES	KITE, ELVIN	ORTH, MICHAEL	SUAREZ JR, ANTONIO L
BRUNE, ROSS	FULLER, DARNELL	KLASSEN, DAVID	ORTIZ, JUAN	SWAYNE, CHARLES
BUCHANAN, BRANDON	GALICIA, MIRIAM	KNUTH, WAYNE	OSCARSON, EDWARD	THOMPSON, JOHN
BURRIS, BRUCE	GARCIA, THERESA T	KOUBA, DANIEL M	OTERO, JOHNNY	TOLIVER, ANTHONY
BURTON, DOUGLAS	GILLARD, TODD	KOVATCH, SCOTT	OUBRE, SHAWONNA	TORRES, KENNETH
BUTTERFIELD, RYAN	GILMORE, JAMES	KRUEGER, THOMAS	PALVIS, KENNETH	TUFF, JASON
CALLAWAY, LARRY	GLASCO, GENE	KRUSE, ROBERT	PEREA, ARNOLD	VARNUM, MARTIN
CALVO, MICHAEL	GOLDEN, CHRISTOPHER	KUHN, DAVID	PETTY, DAVID	VEGA, JOSE
CARLSON, RODNEY	GOMEZ, JORGE	LABRADOR, IVAN	PIKE, WILLIAM	VENCILL, TIMOTHY
CARNRIGHT, DONALD	GORDON, JEFFREY	LANGDON, KEVIN	PLANTE, GREGORY	VERDON, STEVE
CHRISTIANSON, TRAVIS	GORRELL, SCOTT	LARA, GILBERTO	PORTER, KENNETH	WARD, THOMAS
CLAPP, COREY	GORSEK, WILLIAM	LAREAU, JOHN	PRAZAK, JASON	WHITEHEAD, SUSAN
CLAYTON, ROBERT	GOSLIN, RICHARD	LAWSON, RYAN	QUINN, COLLEEN	WICKS, JOHN
COLANGELO, STEVEN	GRAHAM, MICHELLE	LEE, KAO	RAJAN, SOWMYA	WILLIAMS, BEAU
CONTRERAS BARBOSA, SARA	GREEN, DARRELL	LESLIE, ADAM	RAMBO, ERIC	WIMMER, JAMIE
COOK, JAMES	GRIFFITH, DUSTY	LUNSFORD, STEVEN	RAMIREZ JR, JOSE	WORSHAM, BRIAN
CORONADO, JESUS	GRIGGS II, ALBERT	LUTHER, MICHAEL	RIDER, WILLIAM	YOUNG, KENNETH
CORREIA, DEOCLECIO	HALL, CHAD	MACIAS, MARIA	ROBINSON, DAMON	ZABILSKI, SARAH
CORTESE, ROBERT	HANSEN, ERIC	MAECHTLEN, JACOB	RODRIGUEZ, NORBERTO	ZIEGLER, STANLEY
COVERT, DAVID R	HANSON, CHAD	MANN, RANDAL	RODRIGUEZ, EFRAIN